UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2026

Miluna Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42911	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12F, No. 43,

Cheng Gong Road, Sec 4, Neihu

Taipei, 114049

Taiwan

(Address of principal executive offices, including zip code)

+1 (520) 450-0262

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one redeemable warrant	MMTXU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	MMTX	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one ordinary share at an exercise price of $11.50 per share	MMTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on April 23, 2026, Miluna Acquisition Corp, a Cayman Islands exempted company (“Miluna”), Kukugan Invest, a Cayman Islands exempted company (“Parent”), and CADV Ventures S.A., a Polish company and a wholly-owned subsidiary of Parent (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Miluna with the Securities and Exchange Commission (the “SEC”) on April 27, 2026.

On November 10, 2026, Miluna, Parent, and the Company entered into that certain Amendment to the Business Combination Agreement (the “Amendment”). The Amendment amends the Business Combination Agreement to (i) provide that Agile Operations International Limited, Nexus Operational Intl Limited, MMT2KKG Limited, Flux Operations Global Limited and ARC Group International Limited (“ARC”), together with certain of their affiliates as specified in the Amendment (collectively, the “Advisory Firms”), are not required to enter into lock-up agreements in connection with the Business Combination, and that the Transaction Consideration Shares to be issued to the Advisory Firms other than ARC and the PubCo Class A Ordinary Shares to be issued to ARC at the Closing (which PubCo Class A Ordinary Shares to be issued to ARC will represent 4.9% of the fully diluted share capital of PubCo immediately following the Closing) are not subject to any contractual lock-up or similar transfer restriction under the Business Combination Agreement or any Ancillary Documents, and (ii) extend the Outside Date from January 23, 2027 to April 23, 2027.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed business combination between Miluna, Parent, and the Company (the “Business Combination”), Miluna and the Company have prepared and filed with the SEC a registration statement containing a preliminary proxy statement of Miluna and a preliminary prospectus with respect to the securities to be offered in the Business Combination. After the registration statement is declared effective, Miluna will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders as of the record date of November 12, 2026, for voting on the Business Combination Agreement and the transactions contemplated thereby. Investors, shareholders and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC when they become available because they will contain important information about Miluna, the Company and the Business Combination. Investors and shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to Miluna Acquisition Corp, 12F, No. 43, Cheng Gong Road, Sec 4, Neihu, Taipei, 114, Taiwan.

Participants in the Solicitation

Miluna, Parent, the Company, and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Miluna’s shareholders in respect of the Business Combination and the other matters set forth in the registration statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holdings or otherwise, is contained in the preliminary proxy statement/prospectus relating to the Business Combination and will be contained in the definitive proxy statement/prospectus when it becomes available. Information about Miluna’s directors and executive officers is also set forth in Miluna’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 12, 2026.

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No Offer or Solicitation

This Current Report on Form 8-K and the exhibit hereto are for informational purposes only and are neither an offer to sell nor the solicitation of an offer to buy or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements, including statements regarding the Business Combination, the anticipated timing of the Closing and the Outside Date. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “may,” “will,” “should” and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations and are subject to risks and uncertainties, many of which are beyond the control of Miluna, Parent and the Company, that could cause actual results to differ materially, including the risk that the Business Combination is not completed by the Outside Date or at all, the failure to obtain the approval of Miluna’s shareholders, the amount of redemptions by Miluna’s public shareholders, and the other risks described in the registration statement and Miluna’s other filings with the SEC. Forward-looking statements speak only as of the date they are made, and none of Miluna, Parent or the Company undertakes any obligation to update them, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1	Amendment to Business Combination Agreement, dated as of November 10, 2026, by and among Miluna Acquisition Corp, Kukugan Invest and CADV Ventures S.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2026

MILUNA ACQUISITION CORP

By:	/s/ Hao Yuan
Name:	Hao Yuan
Title:	Chief Executive Officer and Chairman

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